CORNING INCORPORATED

CORNING INCORPORATED WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF THE SHARES OF EACH CLASS WHICH IT IS AUTHORIZED TO ISSUE, AND THE DESIGNATION, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH SERIES OF ANY CLASS OF PREFERRED STOCK WHICH IT IS AUTHORIZED TO ISSUE. SUCH REQUEST SHOULD BE ADDRESSED TO THE SECRETARY OF CORNING INCORPORATED OR TO THE TRANSFER AGENT NAMED ON THE FACE OF THIS CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	- as tenants in common	UNIF GIFT MIN ACT- Custodian
(Cust) (Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act
(State)

JT TEN	- as joint tenants with right of survivorship	UNIF TRF MIN ACT Custodian (until age )
	and not as tenants in common	(Cust) (Minor)
under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

For value received, hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: Signature: Signature:

___________________________________ 20________________________

______________________________________________________________

______________________________________________________________

Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15